EXHIBIT 10.3

FROM :ERIC ANDERSON FAX NO. :011552122759663 Dec. 04 2005 11:04PM P2

AGREEMENT OF PURCHASE AND SALE OF EQUIPMENT

THIS AGREEMENT made as of 18th day of June 2005.

BETWEEN:

FARIDEH JAFARI of 805 – 1010 Pacific Blvd., Vancouver, BC
(the "Vendor")

OF THE FIRST PART

AND:

BELFORD ENTERPRISES B.C. LTD. a corporation incorporated under the laws of the Province of British Columbia and an office at 182 -1 1917 West 4th Avenue, Vancouver BC B6J 1M7
(the "Purchaser")

OF THE SECOND PART

WHEREAS:

A. The Vendor agrees to sell equipment listed in Schedule A to the Purchaser.

B. By Agreement of Purchase and Sale of Equipment (the "Purchase Agreement") the Purchaser agrees to buy the equipment listed in Schedule A from the Vendor

NOW THEREFORE, in consideration of the sum of FORTY-FIVE THOUSAND ($45,000) DOLLARS now paid by the purchaser to the vendor (the receipt and sufficiency of which is hereby acknowledged) and of the mutual covenants and agreement herein of contained, each of the parties covenants and agree with the other as follows:

Article 1

1.01 Defined Terms. As used in this Agreement, the following terms have the following meanings:

1.01.01 **"Ancillary Agreements"** means all agreements, certificates and other instruments delivered or given pursuant to this Agreement an all "Ancillary Agreement" means any one of such agreements, certificates or other instruments;

1.01.02 **"Business Day"** means any day of the year, other than Saturday, Sunday, or any day on which Canadian Chartered Banks are required or authorized to close in British Columbia;

1.01.03 **"Claim"** means any claim of any nature whatsoever including any demand, liability, obligation, debt, cause of action suite, proceeding, judgment, award, assessment and reassessment;

1.01.04 **"Closing Date"** means July 15, 2005 or such earlier date as the parties may mutually agree upon in writing;

1.01.05 **"Effective Time"** means 12:00 noon on the Closing Date (Pacific Time);

1.01.06 **"Possession and Adjustment Date"** means July 18, 2005

1.01.07 **"Encumbrances"** means liens, charges, mortgages, pledges, security interests, claims, defects of title, restrictions and any other rights of third parties relating to the property, including rights of set-off, voting trusts and other encumbrances of any kind;

FROM :ERIC ANDERSON FAX NO. :011552122759663 Dec. 04 2005 11:05PM P4

SCHEDULE "A"

EQUIPMENT

ITEM	QUANTITY	COST/ITEM	TOTAL
Hand Hair Dryer	2	50.00	$100.00
Curling Iron	2	50.00	$100.00
Hand Mirror	1	15.00	$15.00
Digital Timer	1	35.00	$35.00
Barbaside Jar	1	50.00	$50.00
Face Steamer	1	200.00	$200.00
Piercing Gun	1	200.00	$200.00
Oscillating Fan	2	50.00	$100.00
Coffee Maker	1	75.00	$75.00
Microwave	1	300.00	$300.00
Refrigerator	1	500.00	$500.00
Foot Bath	1	200.00	$200.00
Display Racks	4	200.00	$800.00
Barber Chairs	6	2,500.00	$15,000.00
Hood Dryer Chairs	2	1,000.00	$1,000.00
Manicure Table	1	500.00	$500.00
Paraffin Bowl	1	750.00	$750.00
Electric Dryer	1	800.00	$800.00
Chair Booster	1	75.00	$75.00
"Wash" Chairs	2	700.00	$1,400.00
Cash Register	1	1,000.00	$1,000.00
Stereo	1	5,000.00	$5,000.00
File Cabinet	1 – 2 drawer	150.00	$150.00
Sofa	1	500.00	$500.00
Sofa Table	1	300.00	$300.00
Tel/Fax Machine	1	150.00	$150.00
Umbrella Holder	1	50.00	$50.00
Counter & Chair	1	500.00	$500.00
Garbage Bins	2	50.00	$50.00
Equipment Trolleys	2	50.00	$100.00
Manicure Furniture Set	1 – table and 2 chairs	700.00	$700.00
Manicure Equipment/supplies	1 set	400.00	$400.00
Manicure Cabinet	1	100.00	$100.00
Pedicure Machine	1	300.00	$300.00
Portable Dryer	1	500.00	$500.00
Wall mirrirs	12	400.00	$4,800.00
Washing machine	1	750.00	$750.00
Clothes Dryer	1	750.00	$750.00
Tanning bed	1	3,000.00	$3,000.00
Laptop computer	1	2,500.00	$2,500.00
Massage Table	1	1,200.00	$1,200.00
TOTAL			**$45,000.00**

Article 2
Purchase and Sale

2.01    Equipment - Subject to the terms and conditions of this Agreement and based on the warranties and representations therein contained; the Vendor agrees to sell the equipment to the Purchaser as and from the Effective Time, including:

(a)     All equipment, furniture, and furnishings owned by the Vendor and more specifically described on the list provided by the vendor and attached hereto as Schedule "A".

In WITNESS WHEREOF the vendor has executed these presents as of the day and year first above written.

SIGNED, SEALED and DELIVERED in the      }
Presence of :                                                       }
                                                                          }
                                                                          }
   /s/ Ronald Dubois                                            }              /s/ Farideh Jafari
Signature                                                            }          FARIDEH JAFARI
                                                                          }          VENDOR
                                                                          }
       RONALD DUBOIS                                   }
Name                                                                 }
                                                                          }
       VANCOUVER, BOAT CAPTAIN            }
Address and Occupation

SIGNED, SEALED and DELIVERED in the      }
Presence of :                                                       }
                                                                          }
                                                                          }
   /s/ Christine Morgan                                        }              /s/ Eric Anderson
Signature                                                            }          ERIC ANDERSON
                                                                          }          PURCHASER
                                                                          }
       CHRISTINE MORGAN                            }
Name                                                                 }
                                                                          }
       VANCOUVER, ESTHETICIAN               }
Address and Occupation